ANNUAL REPORT 2001

[ALL-STAR GROWTH FUND LOGO]


[GRAPHIC]

[GRAPHIC]

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LIBERTY ALL-STAR GROWTH FUND

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO


Only one mutual fund offers:

- A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

- Exposure to the industry sectors that make the U.S. economy the world's most dynamic

-   Access to institutional-quality investment managers

-   Objective and ongoing manager evaluation

-   Active portfolio rebalancing

-   A quarterly fixed distribution policy

-   Listing on the New York Stock Exchange (ticker symbol: ASG)



LIBERTY ALL-STAR GROWTH FUND, INC.

[GRAPHIC]

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:                                               FEBRUARY 2002

Growth stocks encountered further headwinds in 2001, just as they did in 2000. Reduced corporate investment in information technology, excess capacity in the telecommunications market, and slowing demand for PCs and cellular phones were among the factors that considerably reduced growth expectations for technology stocks. Growth stocks were not alone, however, as the overall market (as measured by the S&P 500 Stock Index) declined as well, marking the first time since 1973-74 that the index posted consecutive negative annual returns. Liberty All-Star Growth Fund was not immune to the effects of this difficult environment. At the same time, the Fund demonstrated its ability to outperform as the market both rose and fell through the year, a subject which I will elaborate upon momentarily.

    The following table highlights key performance data for the fourth quarter and full-year 2001, as well as the Fund's performance over the past two years.


FUND STATISTICS AND PERFORMANCE
PERIODS ENDING DECEMBER 31, 2001                                  4TH QUARTER              2001              2 YEARS*
------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
  Year End Net Asset Value (NAV)                                                          $8.31
  Year End Market Price                                                                   $8.33
  Year End Premium                                                                         0.2%
  Dividends Paid                                                      $0.19               $0.92               $2.26
  Market Price Trading Range                                      $6.60 to $8.70     $6.00 to $10.91     $6.00 to $12.56
  Premium (Discount) Range                                        6.0% to (2.0)%    11.4% to (10.2)%    11.4% to (23.9)%
  Shares Valued at NAV                                                26.8%              (14.4)%             (12.4)%
  Shares Valued at NAV with Dividends Reinvested                      26.5%              (13.7)%             (11.4)%
  Shares Valued at Market Price with Dividends Reinvested             24.4%               (0.5)%              (1.1)%
Lipper Multi-Cap Growth Mutual Fund Average                           18.8%              (26.0)%             (18.2)%
Russell Growth Indices
  Largecap                                                            15.1%              (20.4)%             (21.4)%
  Midcap                                                              27.1%              (20.2)%             (16.1)%
  Smallcap                                                            26.2%               (9.2)%             (16.1)%
Nasdaq Composite Index                                                30.1%              (21.1)%             (30.8)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income.

* Returns are annualized

     The Fund closed 2001 with a strong quarter. However, it is the two longer periods - full year 2001 and the two-year period of 2000 and 2001 - on which I would like to focus. Let me start with the two-year period, and refer you to the right-hand column in the preceding table. As I have already observed, both years were difficult for growth stock investors. You'll note that for the two years, the Lipper Multi-Cap Growth Mutual Fund Average declined 18.2 percent (annualized). In addition, all the Russell Growth Indices declined: the Largecap index was off 21.4 percent, while the Midcap and Smallcap indices both fell 16.1 percent (all returns are annualized). By comparison, the Fund's shares valued at net asset value (NAV) with dividends reinvested declined 11.4 percent (annualized), considerably less than the aforementioned growth benchmarks. Of greater significance, shares valued at market price with dividends reinvested were off an annualized 1.1 percent over the two-year period. It's the latter figure that's important to shareholders, and it's one which we also monitor. To be down 1.1 percent in one of the most difficult periods for growth stocks in memory is reassuring. We believe the Fund's multi-managed structure and our disciplined approach to growth style investing has served investors well during this challenging market environment. Moreover, the Fund remains well positioned for any sustained rebound.

    Turning to 2001 specifically, let me refer you to the bar chart below. For each of the four quarters and for the full year, the chart shows the Fund's NAV and market price results with dividends reinvested compared to the return of the Lipper Multi-Cap Growth Mutual Fund Average, the Fund's comparative benchmark. Note that the Fund's returns exceeded the Lipper benchmark in all four quarters of 2001. Also noteworthy is it did so during the rising markets of the second and fourth quarters, as well as when the markets declined in the first and third quarters. For the fourth

[CHART]

2001 PERFORMANCE

                                    1ST QUARTER       2ND QUARTER       3RD QUARTER       4TH QUARTER       2001
NAV REINVESTED                      -21.2             16.0              -25.5             26.5              -13.7
MARKET PRICE REINVESTED              -6.3             14.5              -25.5             24.4               -0.5
LIPPER MULTI-CAP GROWTH             -23.4             10.0              -25.9             18.8(18)*         -26.0(15)*

* RANK OF ALL-STAR IN LIPPER MULTI-CAP GROWTH FUND UNIVERSE quarter and full year, the Fund's NAV return with dividends reinvested ranked in the 18th and 15th percentiles, respectively, (1 = Best; 100 = Worst) in that Lipper universe.

    After the difficult third quarter, we observed that periods when stocks significantly underperform usually are followed by periods that reward patient investors. Although the fourth quarter's strong rebound made that seem prescient, we make no prediction for growth stocks or for the stock market in general in 2002, other than to observe that the broad market, as defined by the S&P 500 Stock Index, has not experienced three consecutive down years in more than five decades. Be assured of one thing: regardless of the direction of the market, we at Liberty Asset Management Company (LAMCO) will continue to manage the Fund employing the same multi-management process and discipline - described in greater detail in the three pages that follow - that has been responsible for the Fund's strong relative results.
    On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for your continuing support of the Fund. As always, we will continue to work in the best long-term interests of the All-Star Growth Fund shareholders.

Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

MANAGEMENT OVERVIEW

WHAT SHAREHOLDERS SHOULD KNOW ABOUT LIBERTY ALL-STAR GROWTH FUND

[CHART]

COMPANY SIZE

                  VALUE     CORE     GROWTH
SMALL                                  X
MID                                    X
LARGE                                  X


THE FUND IS WELL POSITIONED ACROSS ALL GROWTH CAPITALIZATION RANGES, AS THE STARS INDICATE.

Six years ago, Liberty Asset Management Company (LAMCO) became the Fund Manager for what we now know as the Liberty All-Star Growth Fund. With a half-dozen years having passed, it's an appropriate time to review several key aspects of the Liberty All-Star Growth Fund that are especially relevant to shareholders:

-   Multi-management investment approach

-   Alignment with shareholder interests

-   Active portfolio rebalancing

-   Closed-end structure

-   Distribution policy

    In addition, it should be noted that over those half-dozen years, LAMCO has worked to reposition the Fund with a long-term investment objective of capital appreciation and, in recognition of that objective, LAMCO has instituted manager changes and made an orderly transition to become what is today a multi-managed, all-cap growth fund.

    LAMCO management believes that it has achieved excellent alignment of shareholder and fund advisor interests since assuming complete management responsibility for the Fund in November 1995. As Fund Manager, LAMCO provides a somewhat different function than that of most asset management companies. That's because instead of managing a portfolio of stocks, we manage a portfolio of investment managers. We look at investment management firms in much the same way that a portfolio manager analyzes a company that's a candidate for investment. We refer to this as "looking at the four Ps" . . . that is, a focus on each investment management firm's philosophy, process, people and performance.

    In terms of shareholder benefit, that makes the Fund a turnkey investment, as LAMCO performs all the due diligence, research, selection and monitoring that would be expected of a professional investment management firm. Using our expertise, experience and state-of-the-art tools, we select managers for the Fund and we analyze them on an ongoing basis. LAMCO adds value by selecting best of breed managers and replacing them when necessary.

There are very few mutual fund products, even if they're multi-managed, that have the objective oversight that we provide on an ongoing basis.

    We are aligned with the investor and shareholder because if a manager is not performing, then we're not performing. LAMCO has no vested interest in retaining or keeping managers for any reason other than superior performance relative to their style. We want what the shareholder wants, and that's better long-term and more consistent returns than comparable mutual funds. LAMCO's senior management are shareholders in the Fund and are compensated in large measure based on the Fund's performance.

MULTI-MANAGEMENT: A PROVEN STRATEGY

    Multi-management is fundamental to the All-Star Growth Fund's investment approach and to LAMCO's investment philosophy. As noted, page 6 discusses multi-management, but it is worth observing in passing that subadvised and/or multi-managed funds are becoming more popular in the mutual fund industry; subadvised mutual funds, in fact, are growing at a faster rate than internally managed funds. LAMCO recognized the value of this approach 15 years ago.

    Not only does LAMCO select and continuously monitor the Fund's three investment managers, it engages in the discipline of active portfolio rebalancing to help maintain the Fund's structural integrity through time. What is rebalancing? With three managers, it's natural that they will perform differently over time. When LAMCO rebalances, it takes assets from the outperforming manager or managers and redeploys those assets among the other manager or managers. In this sense, it's about taking gains from today's winners and giving them to tomorrow's.

    Turning to the Fund's closed-end structure, a closed-end fund is one that has a fixed number of shares, which are bought and sold on a stock exchange through a broker or other financial intermediary. By contrast, most mutual funds are "open-ended" funds that continually offer new shares to investors and redeem shares when requested by the investor. The Fund is listed on the New York Stock Exchange (ticker symbol: ASG) and is priced just like any other stock traded on an exchange - that is, by the supply and demand for the stock. Open-ended funds are not traded on stock exchanges; rather, purchases and redemptions are transacted at the net asset value price by the fund sponsor.

    Why is All-Star a closed-end fund? Because the structure lends itself to multi-management and to All-Star's objective as a long-term investment. Being a closed-end fund with a fixed number of shares allows All-Star's investment managers to plan more effectively and not be forced to react to temporary stock market fluctuations and untimely cash flows. The managers are strictly focused on stock selection - not what the next day's inflows or outflows will be. Another advantage to closed-end funds is lower expenses. For example, because there's a fixed shareholder base and, thus, fewer transactions, transfer agency fees are lower.

DISTRIBUTION POLICY PROVIDES FLEXIBILITY

    Since 1997, the All-Star Growth Fund has had a policy of paying annual distributions on its common stock totaling approximately 10 percent of the Fund's net asset value (NAV). The distributions are paid quarterly at a rate of
2.5 percent.

    The Fund's multi-management investment approach and the payout policy complement one another because when LAMCO finds it necessary to replace an investment manager a portion of the portfolio is turned over (sold). This provides a systematic mechanism for distributing funds to shareholders who require it, while also providing the potential for additional capital appreciation over the long-term.

    All-Star has a diverse shareholder base. Some investors want a steady stream of income with equity participation and choose to take their dividends in the form of cash. Others choose to reinvest their dividends. Thus, in making its distributions, the Fund is not liquidating 10 percent of its assets each year, because many shareholders let their dividends compound over time by reinvesting.

WHY AND HOW THE ALL-STAR GROWTH FUND IS MULTI-MANAGED

    Most mutual funds are run by a single portfolio manager or an in-house team of managers pursuing a particular investment style. But a style that produces strong returns one year may produce disappointing results the next. That's a prescription for increased volatility.

    The All-Star Growth Fund's Manager, Liberty Asset Management Company (LAMCO), utilizes multi-management, the same approach that is practiced by most large institutions, such as pension and endowment funds. Rather than rely on a single investment manager, multi-management combines managers who practice different investment styles and/or different strategies within a style in order to reduce volatility while pursuing attractive returns.

    The investment managers in the All-Star Growth Fund all practice their own growth style of investing, but each emphasizes a different part of the capitalization spectrum. Their capitalization focus is described in the pie chart below.

    All-Star Growth Fund investment managers are defined by several characteristics:

-   A constant focus on the growth style of investing.

-   A disciplined investment decision-making process.

- A record of success relative to other managers who practice the same strategy.

- Continuity among the investment professionals, so that those who have built the record remain the managers.

-   A well-managed, highly responsive organization.

LAMCO'S MULTI-MANAGEMENT APPROACH IS BASED ON MANAGER EVALUATION AND, OCCASIONALLY, REPLACEMENT

LAMCO conducts continuing evaluation of the investment managers. The purpose is to be sure that each is still the best choice for the All-Star Growth Fund. Through frequent meetings with the portfolio managers, as well as through other qualitative and quantitative analyses, each manager is continually evaluated to assure that:

-   They are consistently practicing their investment style.

-   Their transactions and holdings reflect their style.

-   Their organization and investment process continue to support their style.

- Their investment performance is competitive when compared with other managers practicing a similar style.

    Also, LAMCO is alert to assuring the proficiency of the investment manager team. The objective is to be certain that the team remains an optimal combination, giving the All-Star Growth Fund the full benefits of multi-management. Our procedures include:

- Assuring that the Fund's total portfolio has the proper investment characteristics.

-   Active rebalancing among investment managers.

-   Researching new managers as possible future managers.

-   Making manager changes when necessary.

[CHART]


TCW INVESTMENT MANAGEMENT COMPANY          --          MID-CAP GROWTH

Companies with competitive
advantages and superior business
models that should result in
rapidly growing sales and earnings.

M.A. WEATHERBIE & CO., INC.                --          SMALL-CAP GROWTH

Companies with enduring competitive
advantages and high, sustainable
earnings growth.

WILLIAM BLAIR & COMPANY, L.L.C.            --          LARGE-CAP GROWTH

Companies that have demonstrated
consistently high rates of return
and profitability.

MANAGER ROUNDTABLE

THROUGH A VERY DIFFICULT MARKET, THE PORTFOLIO MANAGERS MAINTAINED THEIR DISCIPLINES AND ARE FOCUSED ON COMPANY FUNDAMENTALS IN 2002

THE "Q FACTOR" WILL DRIVE 2002: WITH RECOVERY GRADUAL AND THE OUTLOOK UNCERTAIN, THE EMPHASIS ISN'T JUST ON COMPANIES THAT CAN GROW EARNINGS, BUT ON THE QUALITY OF THE COMPANY AND ITS FINANCIAL POSITION

THE VIEWS EXPRESSED REPRESENT THE PORTFOLIO MANAGERS' POSITIONS AT THE TIME OF THE DISCUSSION (JANUARY 2002) AND ARE SUBJECT TO CHANGE.

The Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to ask the Fund's three portfolio managers to look back at 2001 and, principally, to look ahead at 2002. Reflective of the Fund's all-cap growth structure, their comments cover the capitalization range - small-cap, mid-cap and large-cap. The theme that emerges is quality; everyone is optimistic, but no one is ready to call a turn in the economy or the stock market. In that environment, the unifying theme is what the portfolio managers do best: focus on quality companies. LAMCO serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:

M. A. WEATHERBIE & CO., INC.
PORTFOLIO MANAGER/Matthew A. Weatherbie,
President and Founder

INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.


TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Douglas S. Foreman,
Chief Investment Officer U.S. Equities

INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.


WILLIAM BLAIR & COMPANY, L.L.C.
PORTFOLIO MANAGER/John F. Jostrand, Principal

INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: Looking back, what is the one thing that surprised you most about the financial markets in 2001? Matt Weatherbie, would you please begin the discussion?

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): The one thing that surprised me most in 2001 was how severe the bear market was (the second worst since World War II) in the face of such aggressive lowering of interest rates by the Federal Reserve.

FOREMAN (TCW - MID-CAP GROWTH): Similarly, the one thing that most surprised us in 2001 was the length of time necessary to stabilize an already clearly decelerating economy in 2000, despite numerous rate cuts in the first half of 2001.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Apart from the sad and terrifying trauma of 9/11, I was


[SIDENOTE]


"THE ONE THING THAT SURPRISED ME MOST IN 2001 WAS HOW SEVERE THE BEAR MARKET WAS IN THE FACE OF SUCH AGGRESSIVE LOWERING OF INTEREST RATES BY THE FEDERAL RESERVE."

MATT WEATHERBIE, M.A. WEATHERBIE
surprised that Treasury bill rates reached approximately 1.6 percent at the macroeconomic level. We anticipated the slowdown and lower rates in our discussion last year, but this was extreme. I was also surprised at the tough performance of the pharmaceutical sector. Pharmaceutical stocks usually perform well in a slow economic environment, but we had to reduce our exposure significantly. We came to believe that earnings levels would not measure up.

LAMCO: Now, looking at 2002, persuasive arguments can be made, pro and con, for the stock market (e.g., pro: Fed interest rate cuts, rebound in the economy; con: high P/E ratios, global recession, further terrorist attacks). What factors, bottom-up or top-down, are you focusing on to drive investment decisions in 2002? John Jostrand, what are you focusing on?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): We always focus first on bottom-up stock issues, macroeconomic issues second. High-quality companies should rule this year. We look for leadership, clear value-added products or services and strong customer ties to define stock performance this year. This is a little bit contrary to broad market thinking currently; we don't think those attributes are properly reflected at these valuations. The year-end rally built in the expectation of a strong economic recovery, but lifted lower quality stocks the most. The strong monetary stimulus should carry over into the economy, but the market is paying too much for the risk in low quality or recovery-dependent stocks.

LAMCO: Doug Foreman, what's the outlook at TCW?

FOREMAN (TCW - MID-CAP GROWTH): We continue to focus on bottom-up, fundamental research to identify high quality growing companies to drive our investment decisions in 2002. We believe that the macro environment will be less hostile and negative in 2002 than it has been over the last two years.

LAMCO: Matt Weatherbie, what are you looking at?

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): I am focusing most on two factors in 2002. First, identifying companies that can show superior earnings growth in an economy that is expected to recover, but where the recovery may be muted compared to past recoveries. Second, the quality of a company's earnings because the Enron scandal will cause investors to scrutinize the accounting quality of corporate earnings much more closely. As a result, I expect the market to reward companies with conservative accounting practices with higher valuations.

LAMCO: What, in your opinion, is the biggest risk factor or source of disappointment that might diminish returns in 2002, and what is the biggest potential positive surprise that might take the market higher? Matt Weatherbie, why don't you lead off.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH):
The biggest risk factor in 2002 would be disappointing earnings growth across the economy due to excess capacity, less than robust demand and a lack of pricing power. The biggest positive surprise in my view would be unprecedented P/E expansion due to very low inflation, declining interest rates, excess liquidity finding its way into the stock market and high investor confidence in Washington's handling of domestic and foreign affairs.

LAMCO: John Jostrand, what could hurt and what could help in '02?

[SIDENOTE]

"WE ALWAYS FOCUS FIRST ON BOTTOM-UP STOCK ISSUES, MACROECONOMIC ISSUES SECOND. HIGH- QUALITY COMPANIES SHOULD RULE THIS YEAR."

JOHN JOSTRAND, WILLIAM BLAIR

"IN TERMS OF POTENTIAL POSITIVE SURPRISES, WE BELIEVE THAT EARNINGS RESULTS COULD BE MUCH STRONGER THAN THE CONSENSUS CURRENTLY EXPECTS FOR 2002/2003."

DOUG FOREMAN, TCW

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH):
The biggest downside risk is a return of inflation. No one is expecting this - and neither are we - but it is the factor that would do the most damage to high multiples we currently have. There are signs of firming or higher prices in semiconductor memory, health care services, property insurance, trucking and shipping. There are even some attempts to raise prices in consumer long distance phone service. Luckily, there are offsets, such as energy.

    The biggest positive surprise would be a strong rebound in profit margins. Not only would that boost earnings strongly, it would also restore faith among investors in the broad economic productivity arguments.

LAMCO: What's your "con and pro" outlook, Doug Foreman?

FOREMAN (TCW - MID-CAP GROWTH): We believe that the biggest risk factor that might diminish returns in 2002 would be another very successful terrorist attack, which would impede consumer psychology meaningfully. In terms of potential positive surprises, we believe that earnings results could be much stronger than the consensus currently expects for 2002/2003.

LAMCO: Turning to your specific areas of concentration, what is your outlook for growth stocks within the capitalization range you focus on for Liberty All-Star Growth Fund? Why don't we go down the capitalization spectrum from large to small starting with you, John Jostrand?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Large-cap growth should positively surprise investors. Small-cap and value did well in 2001, but large growth is generally a high quality sector, which, as I said, should be the discriminating performance factor in 2002. If the recovery is below expectations, high return on capital companies should do well, and that is a common large cap characteristic.

FOREMAN (TCW - MID-CAP GROWTH): Our outlook is bullish for growth stocks within the capitalization range that we focus on for the Liberty All-Star Growth Fund. The companies we like have taken share in a down market and have costs under control. Demand is stable today and should improve meaningfully over the next six to 18 months.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): The outlook for smaller capitalization growth stocks is quite favorable, in my opinion. I believe our portfolio companies will show earnings growth averaging 27 to 28 percent per year over the next several years and our price-to-earnings ratio (P/E) as of December 31 on 2002 earnings is a modest 21x. This valuation remains low relative to this strong trendline earnings growth and relative to the P/E of approximately 23x on slower growing S&P 500 companies.

LAMCO: Let's follow-up that last question. What is your view about two specific industries/sectors? First, technology: There have been signs of life recently (e.g., semiconductors), but many investors don't believe the sector will resume market leadership anytime soon. Second, biotechnology. The industry has had three strong years. Can it continue ... have expectations outpaced reality? Doug Foreman, what's your position?

FOREMAN (TCW - MID-CAP GROWTH): Technology is the epitome of why earnings could be surprisingly

[SIDENOTE]

"THE OUTLOOK FOR SMALLER CAPITALIZATION GROWTH STOCKS IS QUITE FAVORABLE ... I BELIEVE OUR PORTFOLIO COMPANIES WILL SHOW EARNINGS GROWTH AVERAGING 27 TO 28 PERCENT PER YEAR OVER THE NEXT SEVERAL YEARS ..."

MATT WEATHERBIE, M.A. WEATHERBIE

"THE BIGGEST POSITIVE SURPRISE (IN 2002) WOULD BE A STRONG REBOUND IN PROFIT MARGINS ... IT WOULD ALSO RESTORE FAITH AMONG INVESTORS IN THE BROAD ECONOMIC PRODUCTIVITY ARGUMENTS."

JOHN JOSTRAND, WILLIAM BLAIR
strong in 2002/2003. Costs and inventories are down and under control, revenue is stable today and highly likely to improve over the next six to 18 months. The technology "survivors" that we own are in the best competitive position we've seen in a very long time. Sentiment is poor and many investors have backed away from technology. This is a positive signal.

    Turning to biotechnology, during each of the past three years there has been a different theme/technology breakthrough. During 1999, the theme was the humanization of antibody drugs. During 2000, it was the deciphering of the human genome. During 2001, the biotech index performed relatively well compared to the broader markets but significantly lagged the prior two years. Essentially, 2001 marked a reality check by investors as valuations got to more realistic levels.

    Now that valuations have come down, the current emerging theme in biotechnology is consolidation. Investors will focus on companies that possess late-stage product pipelines or products already on the market, strong marketing and manufacturing capabilities, and exceptional management teams. Those types of companies will significantly outperform or get taken out by larger drug companies, which have become increasingly desperate to find new avenues of growth.

LAMCO: Matt Weatherbie, share your insights, please.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): I do not expect either the tech or biotech industries to be market leaders per se in the sense that money can be made by investing in a broad range of companies in those industries indiscriminately. In both cases, I believe specific companies with strong earnings growth prospects due to superior R&D productivity, strong market position and superior management will be excellent investments, but other companies will likely prove very disappointing.

LAMCO: John Jostrand, how do you see it?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Fundamentals for different technology sub-segments are bottoming at different times. Semiconductors probably bottomed last August or so, software about now (January 2002) and telecommunications equipment should by next summer. Valuation is tricky. The market has priced in a recovery already, so we believe that technology will flinch and waffle early, but finish strong.

    Biotechnology should do well in 2002, since many companies have good new product prospects and the industry's big brother, the pharmaceuticals, are struggling with generic and pricing issues. For example, Genentech, a holding in the Fund, has two new products that helped generate 35 percent sales growth last year, four in late-stage development and seven more in earlier stages of clinical development. We believe that revenue can grow from approximately $2 billion in 2001 to $3.7 billion in 2004. That should help leverage margins up to the 25 percent level as well.

LAMCO: For a closing discussion point, let's revisit your basic investment approach. It's that perspective that helps build long-term value, so it's always useful for shareholders to keep in mind. Matt Weatherbie, give us your summary, please.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): Our strategy is to invest in what we think are the best small-cap growth companies in America. We invest in them by performing fundamental company research combined with a disciplined approach to stock valuation. We focus on companies that are in what we call "the sweet spot" of their growth curve, that is, they've overcome the perils of infancy but haven't reached maturity, when growth typically slows down. We want to be convinced that they can grow at least 20

[SIDENOTE]

"THE COMPANIES WE LIKE HAVE TAKEN SHARE IN A DOWN MARKET AND HAVE COSTS UNDER CONTROL. DEMAND IS STABLE TODAY AND SHOULD IMPROVE MEANINGFULLY OVER THE NEXT SIX TO 18 MONTHS."

DOUG FOREMAN, TCW
percent a year, and we want to buy these stocks at reasonable prices.

    The other major factor we focus on is what we call "enduring competitive business advantage." In other words, a company should possess a set of attributes that differentiates it from its competitors. These could be processes, practices or patents, or something the company does better, faster, cheaper or smarter than its competitors.

LAMCO: Doug Foreman, how about summarizing the approach at TCW?

FOREMAN (TCW - MID-CAP GROWTH): We're trying to find the best medium-sized growth companies in the fastest growing industries in the country. We are doing that because we want to maximize capital appreciation over time. We want to buy companies that are growing quickly because at the end of the day a stock price only goes up because the underlying business grows on a sustained basis.

    We think there are two things that a great growth stock always demonstrates. Number one, it's got to be a good business. High barriers to entry, a competitive advantage and few or no substitutes for the company's product or service are all important factors, as are a patented process, a proprietary product or a cost advantage. Number two, what we believe turns a great company into a great stock is what we call earnings surprise. What happens is that investors come to accept a conventional Wall Street view of what a company will earn, so every investor knows precisely what to pay for every stock. It's only major deviations from what people already expect and have already paid for that cause a material move up - or down - in a stock's price. Obviously, we're trying to find situations where companies are going to do a lot better than investors expect.

LAMCO: John Jostrand, let's close with a look at William Blair's thinking.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Our philosophy is quality, consistent growth. As to quality, we believe management is the key quality measure. Management's ability to have a strong understanding of its comparative advantage vis-a-vis competitors and an ability to create a better value proposition for their customers are two factors that will cause market share to shift and allow one company in a sector or industry to grow faster than the others. As to consistency, we like companies with a high degree of client or customer retention because it takes risk out of their business plan. We have a high degree of confidence in companies that can grow in this way.
    At William Blair, we have a traditional strength of good, solid research. We stay very close to our companies. We do that through research and we've continued to grow our research staff over the years. The other key point is that William Blair is an employee-owned firm, and that's important because it leads to extremely low turnover among a talented professional staff.

LAMCO: Thanks to you all for interesting and insightful comments. As always, it will be an interesting year.

[SIDENOTE]

"... THERE ARE TWO THINGS A GREAT GROWTH STOCK ALWAYS DEMONSTRATES. NUMBER ONE, IT'S GOT TO BE A GOOD BUSINESS ... NUMBER TWO, WHAT TURNS A GREAT COMPANY INTO A GREAT STOCK IS WHAT WE CALL EARNINGS SURPRISE."

DOUG FOREMAN, TCW

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION THEY FOCUS ON:

M. A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)
Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)
Companies that have demonstrated consistently high rates of growth and profitability.


MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.


                                                                        MARKET CAPITALIZATION SPECTRUM

                                                                     SMALL                         LARGE
PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2001
(UNAUDITED)

                                    S&P/BARRA GROWTH:
                          --------------------------------------
                          SMALLCAP        MIDCAP       LARGECAP        M.A.                        WILLIAM        TOTAL
                          600 INDEX      400 INDEX     500 INDEX    WEATHERBIE         TCW          BLAIR         FUND
------------------------------------------------------------------------------------------------------------------------
Number of Holdings           220            159           146           53             49            31            124
------------------------------------------------------------------------------------------------------------------------
Median Market
Capitalization
(billions)                  $0.7           $2.3          $12.7         $1.7           $4.7          $30.4         $3.4
------------------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                       11%            12%           20%           24%            31%           24%           25%
------------------------------------------------------------------------------------------------------------------------
Dividend Yield              0.5%           0.5%          1.2%          0.1%           0.1%          0.5%          0.2%
------------------------------------------------------------------------------------------------------------------------
Price/Earnings Ratio         26x            27x           33x           31x            35x           39x           34x
Price/Book Value Ratio      4.0x           4.9x          7.7x          5.2x           6.8x          6.6x          6.1x

                                       INVESTMENT GROWTH AS OF DECEMBER 31, 2001

[CHART]

   NAV +DIVIDENDS      NAV + DIVIDENDS REINV.      TOTAL NAV
       10.83                    10.83                10.83
       11.02                    11.02                11.02
       11.09                    11.09                11.09
       11.38                    11.38                11.38
       11.60                    11.60                11.60
       11.31                    11.31                11.31
       10.67                    10.67                10.67
       11.16                    11.16                11.16
       11.90                    11.90                11.90
       12.01                    12.01                12.01
       12.63                    12.85                12.85
       12.29                    12.48                12.48
       12.88                    13.13                13.13
       12.74                    12.97                12.97
       12.14                    12.33                12.33
       12.49                    12.73                12.73
       13.12                    13.45                13.45
       14.02                    14.51                14.51
       14.93                    15.57                15.57
       14.56                    15.14                15.14
       15.23                    15.95                15.95
       14.73                    15.35                15.35
       14.65                    15.25                15.25
       15.15                    15.88                15.88
       15.09                    15.81                15.81
       16.27                    17.26                17.26
       16.97                    18.15                18.15
       17.14                    18.37                18.37
       16.20                    17.18                17.18
       17.00                    18.27                18.27
       16.30                    17.36                19.09
       13.37                    13.54                14.89
       14.37                    14.87                16.35
       15.38                    16.22                17.84
       15.48                    16.36                17.99
       16.64                    18.02                19.82
       16.78                    18.21                20.03
       15.91                    17.01                18.71
       16.20                    17.47                19.22
       16.78                    18.30                20.13
       16.20                    17.47                19.22
       17.06                    18.78                20.67
       16.48                    17.93                19.73
       15.87                    17.04                18.75
       16.17                    17.53                19.29
       16.85                    18.55                20.41
       16.90                    18.63                20.50
       18.28                    20.87                22.97
       17.60                    19.82                21.81
       18.25                    20.83                22.92
       19.50                    22.93                25.24
       19.23                    22.50                24.76
       18.10                    20.69                22.77
       19.39                    22.85                25.15
       19.07                    22.33                24.57
       19.90                    23.69                26.07
       19.76                    23.54                25.90
       18.95                    22.17                24.39
       16.53                    18.07                19.89
       17.04                    18.97                20.88
       17.45                    19.69                21.67
       15.51                    16.30                17.94
       14.75                    14.95                16.46
       15.95                    17.11                18.84
       15.79                    16.82                18.52
       16.08                    17.34                19.09
       15.69                    16.62                18.30
       14.97                    15.41                16.96
       13.63                    12.85                15.74
       14.14                    13.82                16.94
       14.95                    15.37                18.84
       15.41                    16.25                19.92

INCLUDES ADDITIONAL INVESTMENTS MADE THROUGH RIGHTS OFFERINGS

NET ASSET VALUE OF SHARES ACQUIRED THROUGH DISTRIBUTION REINVESTMENT

NET ASSET VALUE PER SHARE PLUS DISTRIBUTIONS PAID

(1). Net asset value (NAV) of one share of the Fund as of 12/31/01 plus distributions paid since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities.

(2). To evaluate your investment in the Fund, these values should be used. Each shows how your investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1998 and 2001.

The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities, through December 31, 2001.

    The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of December 31, 2001, an original share grew to $15.41 (current NAV of $8.31 plus distributions since 1996 totaling $7.10).

    Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $16.25 (1.956 shares times the current NAV of $8.31).

    On two occasions, the Fund has allowed the purchase of additional shares of the Fund at a discount through rights offerings. The top region illustrates the additional value added assuming participation in both rights offerings and the reinvestment of all distributions. An original share grew to $19.92 (2.397 shares times the current NAV of $8.31).

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                          SHARES      SHARES
                SHARES                   PURCHASED   ACQUIRED      SHARES     NAV(2)               MARKET PRICE  TOTAL MARKET
               OWNED AT                   THROUGH    THROUGH       OWNED    PER SHARE   TOTAL NAV   PER SHARE      PRICE OF
               BEGINNING   PER SHARE    REINVESTMENT  RIGHTS       AT END     AT END    OF SHARES     AT END        SHARES
  YEAR         OF YEAR   DISTRIBUTIONS    PROGRAM    OFFERING     OF YEAR    OF YEAR      OWNED      OF YEAR         OWNED
------------------------------------------------------------------------------------------------------------------------------
  1996(1)        1.000      $1.02          0.107         -          1.107     $11.27     $12.48        $9.25        $10.24

  1997           1.107       1.24          0.125         -          1.232      12.89      15.88       11.938         14.71

  1998           1.232       1.35          0.159      0.130(3)      1.521      13.03      19.82       11.438         17.40

  1999           1.521       1.23          0.188         -          1.709      13.44      22.97       10.813         18.48

  2000           1.709       1.34          0.214         -          1.923      10.86      20.88        9.438         18.15

  2001           1.923       0.92          0.235      0.239(3)      2.397       8.31      19.92         8.33          19.97

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.

2. Net Asset Value.

3. 1998: Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.
   2001: Rights offering completed in September 2001. One share offered at $6.64 for every 8 shares owned.


DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Top 50 Holdings

     RANK AS      RANK AS                                                                MARKET        PERCENT OF
   OF 12/31/01   OF 9/30/01           SECURITY NAME                                   VALUE ($000)     NET ASSETS
        1             1               Bed Bath & Beyond, Inc.                            $6,219            3.8%
        2             2               Westwood One, Inc.                                  4,717            2.9
        3             6               Concord EFS, Inc.                                   3,909            2.4
        4             3               Paychex, Inc.                                       3,804            2.3
        5             9               The Home Depot, Inc.                                3,596            2.2
        6            18               Xilinx, Inc.                                        3,347            2.0
        7            16               Maxim Integrated Products, Inc.                     3,298            2.0
        8            17               Microchip Technology, Inc.                          2,977            1.8
        9            15               Automatic Data Processing, Inc.                     2,880            1.8
       10            12               Fastenal Co.                                        2,874            1.8
       11            14               Genentech, Inc.                                     2,826            1.7
       12            22               eBay, Inc.                                          2,823            1.7
       13            13               Medtronic, Inc.                                     2,817            1.7
       14            25               Robert Half International, Inc.                     2,745            1.7
       15            New              Walgreen Co.                                        2,612            1.6
       16            20               Financial Federal Corp.                             2,499            1.5
       17            10               Investment Technology Group, Inc.                   2,494            1.5
       18            50               Siebel Systems, Inc.                                2,423            1.5
       19            21               Intel Corp.                                         2,406            1.5
       20            19               State Street Corp.                                  2,351            1.4
       21             5               Catalina Marketing Corp.                            2,310            1.4
       22            23               Cintas Corp.                                        2,263            1.4
       23            39               Dollar Tree Stores, Inc.                            2,259            1.4
       24             7               American International Group, Inc.                  2,255            1.4
       25             8               Family Dollar Stores, Inc.                          2,232            1.4
       26            26               Clear Channel Communications, Inc.                  2,143            1.3
       27            24               Vodafone Group PLC ADR                              2,119            1.3
       28             4               Baxter International, Inc.                          2,115            1.3
       29            33               National Instruments Corp.                          2,063            1.3
       30            49               Univision Communications, Inc.                      2,039            1.2
       31            11               VeriSign, Inc.                                      2,039            1.2
       32            27               EchoStar Communications Corp.                       1,920            1.2
       33            37               Microsoft Corp.                                     1,750            1.1
       34            52               Nokia Corp. ADR                                     1,727            1.1
       35            78               Overture Services, Inc.                             1,690            1.0
       36            63               Omnicom Group, Inc.                                 1,671            1.0
       37            31               Andrx Group                                         1,641            1.0
       38            29               Household International, Inc.                       1,628            1.0
       39            36               99 Cents Only Stores                                1,605            1.0
       40            38               MBNA Corp.                                          1,549            0.9
       41            28               Telephone and Data Systems, Inc.                    1,492            0.9
       42            44               Lincare Holdings, Inc.                              1,488            0.9
       43            32               Eli Lilly & Co.                                     1,435            0.9
       44            48               Linear Technology Corp.                             1,419            0.9
       45            43               Investors Financial Services Corp.                  1,418            0.9
       46            45               Gilead Sciences, Inc.                               1,400            0.9
       47            34               AOL Time Warner, Inc.                               1,393            0.9
       48            40               The Children's Place Retail Stores, Inc.            1,364            0.8
       49            46               Texas Instruments, Inc.                             1,344            0.8
       50            58               Abgenix, Inc.                                       1,309            0.8

MAJOR STOCK CHANGES IN THE FOURTH QUARTER


The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2001.

SECURITY NAME                                                            PURCHASES (SALES)        SHARES AS OF 12/31/01
---------------------------------------------------------------------------------------------------------------------------
PURCHASES

Affiliated Managers Group, Inc.                                                  8,500                    8,500
Walgreen Co.                                                                    77,600                   77,600


SALES

American International Group, Inc.                                              (6,900)                  28,400
Baxter International, Inc.                                                     (17,500)                  39,438
Bed Bath & Beyond, Inc.                                                        (27,070)                 183,440
Catalina Marketing Corp.                                                       (40,700)                  66,570
The Children's Place Retail Stores, Inc.                                       (21,060)                  50,250
Family Dollar Stores, Inc.                                                     (25,240)                  74,465
Micrel, Inc.                                                                   (20,020)                  27,720
Oracle Corp.                                                                   (50,000)                       0
Whole Foods Market, Inc.                                                       (40,000)                       0

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCKS (99.3%)                                                            SHARES              MARKET VALUE
CONSUMER DISCRETIONARY (26.0%)
HOTELS, RESTAURANTS & LEISURE (1.0%)
Outback Steakhouse, Inc. (a)                                                     37,230              $  1,275,127
Panera Bread Co., Class A (a)                                                     7,970                   414,759
                                                                                                    ----------------
                                                                                                        1,689,886
                                                                                                    ----------------

MEDIA (14.2%)
AOL Time Warner, Inc. (a)                                                        43,400                 1,393,140
Cablevision Systems Corp., Class A (a)                                           21,000                   996,450
Cablevision Systems Corp. - Rainbow Media Group (a)                              25,150                   621,205
Catalina Marketing Corp. (a)                                                     66,570                 2,309,979
Clear Channel Communications, Inc. (a)                                           42,100                 2,143,311
Cox Radio, Inc., Class A (a)                                                     31,300                   797,524
EchoStar Communications Corp., Class A (a)                                       69,900                 1,920,153
Getty Images, Inc. (a)                                                           52,070                 1,196,569
Hispanic Broadcasting Corp. (a)                                                  29,900                   762,450
Liberty Media Corp., Class A (a)                                                 55,500                   777,000
Mediacom Communications Corp. (a)                                                65,100                 1,188,726
Omnicom Group, Inc.                                                              18,700                 1,670,845
TMP Worldwide, Inc. (a)                                                          14,220                   610,038
Univision Communications, Inc., Class A (a)                                      50,400                 2,039,184
Westwood One, Inc. (a)                                                          156,960                 4,716,647
                                                                                                    ----------------
                                                                                                       23,143,221
                                                                                                    ----------------

MULTI-LINE RETAIL (4.0%)
Dollar Tree Stores, Inc. (a)                                                     73,085                 2,259,057
Family Dollar Stores, Inc.                                                       74,465                 2,232,461
Kohl's Corp. (a)                                                                  7,200                   507,168
99 Cents Only Stores (a)                                                         42,134                 1,605,305
                                                                                                    ----------------
                                                                                                        6,603,991
                                                                                                    ----------------

SPECIALTY RETAIL (6.8%)
BED BATH & BEYOND, INC. (a)                                                     183,440                 6,218,618
The Children's Place Retail Stores, Inc. (a)                                     50,250                 1,364,287
The Home Depot, Inc.                                                             70,500                 3,596,205
                                                                                                    ----------------
                                                                                                       11,179,110
                                                                                                    ----------------


CONSUMER STAPLES (1.6%)

FOOD & DRUG RETAILING (1.6%)
Walgreen Co.                                                                     77,600                 2,612,016
                                                                                                    ----------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                        SHARES              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
ENERGY (1.5%)
ENERGY EQUIPMENT & SERVICES (1.5%)
Patterson - UTI Energy, Inc. (a)                                                 19,190              $    447,319
Pride International, Inc. (a)                                                    84,065                 1,269,381
Tidewater, Inc.                                                                  19,590                   664,101
                                                                                                    ----------------
                                                                                                        2,380,801
                                                                                                    ----------------

FINANCIALS (8.5%)

BANKS (0.9%)
Investors Financial Services Corp.                                               21,420                 1,418,218
                                                                                                    ----------------

DIVERSIFIED FINANCIALS (6.1%)
Affiliated Managers Group, Inc. (a)                                               8,500                   599,080
Financial Federal Corp. (a)                                                      79,970                 2,499,063
Household International, Inc.                                                    28,100                 1,628,114
MBNA Corp.                                                                       44,001                 1,548,835
SEI Investments Co.                                                              12,500                   563,875
State Street Corp.                                                               45,000                 2,351,250
T. Rowe Price Group, Inc.                                                        21,900                   760,587
                                                                                                    ----------------
                                                                                                        9,950,804
                                                                                                    ----------------

INSURANCE (1.5%)
American International Group, Inc.                                               28,400                 2,254,960
Cincinnati Financial Corp.                                                        4,600                   175,490
                                                                                                    ----------------
                                                                                                        2,430,450
                                                                                                    ----------------


HEALTH CARE (15.0%)

BIOTECHNOLOGY (6.2%)
Abgenix, Inc. (a)                                                                38,900                 1,308,596
Amgen, Inc. (a)                                                                  20,300                 1,145,732
Charles River Laboratories International, Inc. (a)                               16,465                   551,248
Genentech, Inc. (a)                                                              52,100                 2,826,425
Gilead Sciences, Inc. (a)                                                        21,300                 1,399,836
Human Genome Sciences, Inc. (a)                                                  29,900                 1,008,228
QLT, Inc. (a)                                                                    26,332                   669,096
Sepracor, Inc. (a)                                                               18,000                 1,027,080
Vertex Pharmaceuticals, Inc. (a)                                                 11,100                   272,949
                                                                                                    ----------------
                                                                                                       10,209,190
                                                                                                    ----------------


                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                        SHARES              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Baxter International, Inc.                                                       39,438              $  2,115,060
Cytyc Corp. (a)                                                                  46,775                 1,220,828
Medtronic, Inc.                                                                  55,000                 2,816,549
ORATEC Interventions, Inc. (a)                                                   39,300                   254,271
PolyMedica Corp. (a)                                                              4,900                    81,340
ResMed, Inc. (a)                                                                 13,575                   731,964
                                                                                                    ----------------
                                                                                                        7,220,012
                                                                                                    ----------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Andrx Group (a)                                                                  23,300                 1,640,553
Lincare Holdings, Inc. (a)                                                       51,940                 1,488,081
Patterson Dental Co. (a)                                                         14,790                   605,355
UnitedHealth Group, Inc.                                                         18,000                 1,273,860
                                                                                                    ----------------
                                                                                                        5,007,849
                                                                                                    ----------------

PHARMACEUTICALS (1.3%)
Eli Lilly and Co.                                                                18,275                 1,435,319
Shire Pharmaceuticals Group PLC (a)(b)                                           17,239                   630,947
                                                                                                    ----------------
                                                                                                        2,066,266
                                                                                                    ----------------


INDUSTRIALS (14.4%)

COMMERCIAL SERVICES & SUPPLIES (12.6%)
Automatic Data Processing, Inc.                                                  48,900                 2,880,210
CheckFree Corp. (a)                                                              31,000                   558,000
Cintas Corp.                                                                     47,150                 2,263,200
Concord EFS, Inc. (a)                                                           119,250                 3,909,014
DiamondCluster International, Inc. (a)                                           23,720                   310,732
eBay, Inc. (a)                                                                   42,200                 2,823,180
Expedia, Inc., Class A (a)                                                        7,600                   308,636
FreeMarkets, Inc. (a)                                                            23,570                   564,973
Hotel Reservations Network, Inc., Class A (a)                                     7,000                   322,000
Paychex, Inc.                                                                   109,150                 3,803,878
Robert Half International, Inc. (a)                                             102,820                 2,745,294
Weight Watchers International, Inc. (a)                                           1,700                    57,494
                                                                                                    ----------------
                                                                                                       20,546,611
                                                                                                    ----------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
Fastenal Co.                                                                     43,260                 2,873,762
                                                                                                    ----------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                        SHARES              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (29.1%)
COMMUNICATIONS EQUIPMENT (2.0%)
Black Box Corp. (a)                                                               3,120              $    164,986
Cisco Systems, Inc. (a)                                                          25,000                   452,750
Juniper Networks, Inc. (a)                                                       39,600                   750,420
Nokia Corp. (b)                                                                  70,400                 1,726,912
ONI Systems Corp. (a)                                                            17,400                   109,098
Sonus Networks, Inc. (a)                                                         31,400                   145,068
                                                                                                    ----------------
                                                                                                        3,349,234
                                                                                                    ----------------
COMPUTERS & PERIPHERALS (0.6%)
Network Appliance, Inc. (a)                                                      43,400                   949,158
                                                                                                    ----------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Cognex Corp. (a)                                                                 50,155                 1,284,470
CTS Corp.                                                                        33,970                   540,123
Gemstar - TV Guide International, Inc. (a)                                       19,100                   529,070
Solectron Corp. (a)                                                              72,000                   812,160
                                                                                                    ----------------
                                                                                                        3,165,823
                                                                                                    ----------------

INTERNET SOFTWARE & SERVICES (5.2%)
Agile Software Corp. (a)                                                         15,500                   266,910
BEA Systems, Inc. (a)                                                            30,000                   462,300
Extensity, Inc. (a)                                                              43,300                    94,394
Interwoven, Inc. (a)                                                             30,680                   298,823
Liberate Technologies, Inc. (a)                                                  65,800                   755,384
Openwave Systems, Inc. (a)                                                       22,100                   216,359
Overture Services, Inc. (a)                                                      47,700                 1,690,011
Packeteer, Inc. (a)                                                              46,285                   341,120
Register.com, Inc. (a)                                                           66,230                   761,645
Retek, Inc. (a)                                                                  20,820                   621,893
VeriSign, Inc. (a)                                                               53,600                 2,038,945
Yahoo!, Inc. (a)                                                                 54,200                   961,508
                                                                                                    ----------------
                                                                                                        8,509,292
                                                                                                    ----------------

IT CONSULTING & SERVICES (1.7%)
Investment Technology Group, Inc. (a)                                            63,832                 2,493,916
Sapient Corp. (a)                                                                29,400                   226,968
                                                                                                    ----------------
                                                                                                        2,720,884
                                                                                                    ----------------

OFFICE ELECTRONICS (0.8%)
Zebra Technologies Corp., Class A (a)                                            22,350                 1,240,649
                                                                                                    ----------------


                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                        SHARES              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (12.0%)
Altera Corp. (a)                                                                 27,600              $    585,672
Applied Micro Circuits Corp. (a)                                                 51,600                   584,112
Axcelis Technologies, Inc. (a)                                                   59,250                   763,732
Elantec Semiconductor, Inc. (a)                                                  14,400                   552,960
Intel Corp.                                                                      76,500                 2,405,925
Linear Technology Corp.                                                          36,350                 1,419,104
Maxim Integrated Products, Inc. (a)                                              62,800                 3,297,628
Micrel, Inc. (a)                                                                 27,720                   727,096
Microchip Technology, Inc. (a)                                                   76,845                 2,976,975
Novellus Systems, Inc. (a)                                                        9,900                   390,555
Numerical Technologies, Inc. (a)                                                 17,660                   621,632
Pericom Semiconductor Corp. (a)                                                  37,944                   550,188
Texas Instruments, Inc.                                                          48,000                 1,344,000
Xilinx, Inc. (a)                                                                 85,700                 3,346,585
                                                                                                    ----------------
                                                                                                       19,566,164
                                                                                                    ----------------

SOFTWARE (4.9%)
Aspen Technology, Inc. (a)                                                        6,130                   102,984
E.piphany, Inc. (a)                                                              34,740                   302,585
Micromuse, Inc. (a)                                                              22,600                   339,000
Microsoft Corp. (a)                                                              26,400                 1,749,528
National Instruments Corp. (a)                                                   55,080                 2,063,297
Rational Software Corp. (a)                                                      23,200                   452,400
Siebel Systems, Inc. (a)                                                         86,600                 2,423,068
VERITAS Software Corp. (a)                                                       13,550                   607,311
                                                                                                    ----------------
                                                                                                        8,040,173
                                                                                                    ----------------


TELECOMMUNICATION SERVICES (3.2%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
American Tower Corp., Class A (a)                                                39,127                   370,533
                                                                                                    ----------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
Telephone and Data Systems, Inc.                                                 16,625                 1,492,094
Vodafone Group PLC (b)                                                           82,500                 2,118,600
Western Wireless Corp., Class A (a)                                              45,525                 1,286,081
                                                                                                    ----------------
                                                                                                        4,896,775
                                                                                                    ----------------


TOTAL COMMON STOCKS (Cost $137,007,592)                                                               162,140,872
                                                                                                    ----------------


See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT (2.0%)                                                     PAR VALUE           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)

SBC Warburg Ltd., Repurchase Agreement dated 12/31/01,
1.73% to be repurchased at $3,297,317 on 1/2/02,
collateralized by U.S. Treasury bonds and/or notes with various maturities to 2027, with a current market value of $3,398,268.
(Cost $3,297,000)                                                            $3,297,000              $  3,297,000
                                                                                                    ----------------
TOTAL INVESTMENTS (101.3%) (COST $140,304,592) (c)                                                    165,437,872

OTHER ASSETS AND LIABILITIES, NET (-1.3%)                                                             (2,143,434)
                                                                                                    ----------------
NET ASSETS (100.0%)                                                                                  $163,294,438
                                                                                                    ================
NET ASSET VALUE PER SHARE (19,654,168 SHARES OUTSTANDING)                                                   $8.31
                                                                                                    ================

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Non-income producing security.
   (b) Represents an American Depositary Receipt.
   (c) Cost of investments for federal income tax purposes is $142,114,518. The difference between cost for Generally Accepted Accounting Principles and cost on a Tax basis is related to timing differences. Realized losses have been deferred for Tax purposes and cost adjusted accordingly.

         Gross unrealized appreciation and depreciation of investments at December 31, 2001 is as follows:

             Gross unrealized appreciation          $49,449,984
             Gross unrealized depreciation          (26,126,630)
                                                  ----------------
             Net unrealized appreciation            $23,323,354
                                                  ================

                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

      STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2001

   ASSETS:
      Investments at market value (identified cost $140,304,592)                                         $165,437,872
      Dividends and interest receivable                                                                        66,163
      Cash                                                                                                      1,653
                                                                                                        --------------
         TOTAL ASSETS                                                                                     165,505,688
                                                                                                        --------------


   LIABILITIES:
      Distributions payable to shareholders                                                                 1,703,747
      Management, administrative and bookkeeping fees payable                                                 381,511
      Accrued expenses                                                                                        125,992
                                                                                                        --------------
         TOTAL LIABILITIES                                                                                  2,211,250
                                                                                                        --------------
   NET ASSETS                                                                                            $163,294,438
                                                                                                        ==============


   NET ASSETS REPRESENTED BY:
      Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
        19,654,168 shares outstanding)                                                                   $154,476,489
      Accumulated net realized loss on investments less distributions                                     (16,315,331)
      Net unrealized appreciation on investments                                                           25,133,280
                                                                                                        --------------

   TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
   OF BENEFICIAL INTEREST ($8.31 PER SHARE)                                                              $163,294,438
                                                                                                        ==============


See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001


   INVESTMENT INCOME:
      Dividends                                                                                          $    327,721
      Interest                                                                                                114,889
                                                                                                        --------------
         TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
              WITHHELD AT SOURCE WHICH AMOUNTED TO $4,961)                                                    442,610


   EXPENSES:
      Management fee                                                               $   1,224,334
      Administrative fee                                                                 307,083
      Bookkeeping and pricing fees                                                        51,832
      Custodian and transfer agent fees                                                  187,618
      Shareholder communication expenses                                                 212,717
      Legal and audit fees                                                                84,786
      Directors' fees and expense                                                         35,256
      NYSE fee                                                                            40,641
      Miscellaneous expense                                                                4,709
                                                                                   --------------
         TOTAL EXPENSES                                                                                     2,148,976
                                                                                                        --------------
         CUSTODY EARNINGS CREDIT                                                                                  (80)
                                                                                                        --------------
         NET EXPENSES                                                                                       2,148,896
                                                                                                        --------------
   NET INVESTMENT LOSS                                                                                     (1,706,286)


   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments transactions:
      Proceeds from sales                                                             63,805,577
      Cost of investments sold                                                        78,049,082
                                                                                   --------------
         Net realized loss on investment transactions                                                     (14,243,505)

   Net unrealized appreciation on investments:
      Beginning of year                                                               31,453,206
      End of year                                                                     25,133,280
                                                                                   --------------
         Change in unrealized appreciation-net                                                             (6,319,926)
                                                                                                        --------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $(22,269,717)
                                                                                                        ==============


See Notes to Financial Statements.

                                                                                       YEAR ENDED DECEMBER 31,
   STATEMENT OF CHANGES IN NET ASSETS                                             ----------------------------------
                                                                                    2001                      2000
   OPERATIONS:

      Net investment loss                                                        $ (1,706,286)            $ (1,533,623)
      Net realized gain (loss) on investment transactions                         (14,243,505)               18,987,481
      Change in unrealized appreciation-net                                        (6,319,926)             (37,426,461)
                                                                                --------------           --------------
      Net decrease in net assets resulting from operations                        (22,269,717)             (19,972,603)
                                                                                --------------           --------------

   DISTRIBUTIONS DECLARED FROM:

      Paid-in capital                                                             (15,906,792)                (780,707)
      Net realized gain on investments                                                 --                  (19,856,829)
      In excess of net realized gain on investments                                    --                   (1,207,593)
                                                                                --------------           --------------
      Total distributions                                                         (15,906,792)             (21,845,129)
                                                                                --------------           --------------

   CAPITAL TRANSACTIONS:

      Proceeds from rights offering                                                 13,908,810                  --
      Dividend reinvestments                                                         7,254,347                3,081,969
                                                                                --------------           --------------
      Increase in net assets from capital share transactions                        21,163,157                3,081,969
                                                                                --------------           --------------
      Total decrease in net assets                                                (17,013,352)             (38,735,763)

   NET ASSETS:

      Beginning of year                                                            180,307,790              219,043,553
                                                                                --------------           --------------
      End of year                                                                $ 163,294,438            $ 180,307,790
                                                                                ==============           ==============


See Notes to Financial Statements.

Financial Highlights

                                                                             YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------------
                                                           2001                 2000                  1999                1998
   PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of year                   $10.86               $13.44                $13.03               $12.89
                                                       ------------         ------------         ------------         ------------
   Income from Investment Operations:

         Net investment income (loss)                      (0.09)               (0.09)                (0.05)               (0.03)

         Net realized and unrealized gain
               (loss) on investments                       (1.50)               (1.15)                 1.83                 1.73
                                                       ------------         ------------         ------------         ------------
   Total from Investment Operations                        (1.59)               (1.24)                 1.78                 1.70
                                                       ------------         ------------         ------------         ------------

   Less Distributions from:

         Net investment income                              --                   --                   --                    --

         Paid-in capital                                   (0.92)               (0.05)                --                   (0.83)

         Realized capital gain                              --                  (1.22)                (1.23)               (0.52)

         In excess of realized capital gain                 --                  (0.07)                --                    --
                                                       ------------         ------------         ------------         ------------
   Total Distributions                                     (0.92)               (1.34)                (1.23)               (1.35)
                                                       ------------         ------------         ------------         ------------
   Change due to rights offering (a)                       (0.04)               --                   --                    (0.21)

   Impact of shares issued
         in dividend reinvestment (b)                       --                  --                    (0.14)                --
                                                       ------------         ------------         ------------         ------------
   Total Distributions, Reinvestments
         and Rights Offering                               (0.96)               (1.34)                (1.37)               (1.56)
                                                       ------------         ------------         ------------         ------------
   Net asset value at end of year                          $8.31               $10.86                $13.44               $13.03
                                                       ============         ============         ============         ============
   Market price at end of year                             $8.33               $ 9.438               $10.813              $11.438
                                                       ============         ============         ============         ============

   TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

   Based on net asset value                               (13.7)%               (9.1)%                 15.9%                15.3%

   Based on market price                                   (0.5)%               (1.8)%                  6.2%                 9.3%


   RATIOS AND SUPPLEMENTAL DATA:

   Net assets at end of year (millions)                     $163                 $180                  $219                 $199

   Ratio of expenses to average net assets (d)              1.41%                1.21%                 1.20%                1.22%

   Ratio of net investment income (loss)
         to average net assets (d)                        (1.12)%              (0.71)%               (0.37)%              (0.22)%

   Portfolio turnover rate                                    41%                  62%                   71%                  33%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.


                                              See Notes to Financial Statements.

                                                                                YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------------
                                                      1997          1996          1995(e)       1994           1993         1992

   PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of year              $11.27        $10.55         $9.95        $10.54         $10.28       $10.40
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Income from Investment Operations:

         Net investment income (loss)                 (0.02)         0.01          0.31          0.23           0.18         0.29

         Net realized and unrealized gain
               (loss) on investments                   2.88          1.86          1.05         (0.24)          0.56         0.03
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Total from Investment Operations                    2.86          1.87          1.36         (0.01)          0.74         0.32
                                                  ------------  ------------  ------------  ------------  ------------  ------------

   Less Distributions from:

         Net investment income                         --           (0.01)        (0.31)        (0.23)         (0.18)       (0.30)

         Paid-in capital                               --            --            --            --             --           --

         Realized capital gain                        (1.24)        (1.01)        (0.45)        (0.35)         (0.30)       (0.14)

         In excess of realized capital gain            --            --            --            --             --           --
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Total Distributions                                (1.24)        (1.02)        (0.76)        (0.58)         (0.48)       (0.44)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Change due to rights offering (a)                   --            --            --            --             --           --

   Impact of shares issued
         in dividend reinvestment (b)                  --           (0.13)         --            --             --           --
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Total Distributions, Reinvestments
         and Rights Offering                          (1.24)        (1.15)        (0.76)        (0.58)         (0.48)       (0.44)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
   Net asset value at end of year                    $12.89        $11.27        $10.55         $9.95         $10.54       $10.28
                                                  ============  ============  ============  ============  ============  ============
   Market price at end of year                       $11.938      $  9.250      $  9.375        $8.500        $10.250      $10.000
                                                  ============  ============  ============  ============  ============  ============

   TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

   Based on net asset value                            27.3%         18.3%         14.6%          0.5%           7.2%         3.2%

   Based on market price                               43.6%          9.3%         19.3%       (11.7)%           7.2%         4.4%


   RATIOS AND SUPPLEMENTAL DATA:

   Net assets at end of year (millions)                $167          $137          $120          $113           $125         $123

   Ratio of expenses to average net assets (d)         1.20%         1.35%         1.42%         1.51%          1.35%        1.33%

   Ratio of net investment income (loss)
         to average net assets (d)                   (0.18)%         0.06%         2.87%         2.12%          1.71%        2.80%

   Portfolio turnover rate                               57%           51%           82%           50%            47%          19%


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager").

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors ("Directors"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

    At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately $12,880,379 and expire in 2009. Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital. To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income. Additionally, $1,625,025 of net capital losses attributable to security transactions incurred after October 31, 2001, is treated as arising on January 1, 2002, the first day of the Fund's next tax year.

    Reclassifications have been made to the financial statements involving paid-in capital and undistributed net investment income, in the amounts of $(1,706,286) and $1,706,286, respectively. These differences are primarily due to a net operating loss. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES
Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to

State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

    During the period January 1, 2001 to June 30, 2001, Colonial Management Associates, Inc., an affiliate of the Manager, provided bookkeeping and pricing services to the Fund for a monthly fee equal to $30,000 annually plus 0.0233% annually of the Fund's average weekly net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee or $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

OTHER - The Fund had an agreement with its custodian bank under which $80 of custodian fees were reduced by balance credits applied during the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such agreements.

NOTE 3. CAPITAL TRANSACTIONS
In a rights offering commencing August 10, 2001, shareholders exercised rights to purchase 2,117,781 shares at $6.64 per share for proceeds, net of expenses, of $13,908,810. During the years ended December 31, 2001 and December 31, 2000, distributions in the amount of $7,254,347 and $3,081,969, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 929,648 and 304,392 shares, respectively.

    On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Manager, completed the sale of its asset management business, including the Manager, to Fleet National Bank (Fleet), an indirect wholly owned subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Manager and, therefore, an assignment of the Manager's investment advisory agreement and an assignment of the portfolio management agreements with the Fund. The Fund had obtained approval of a new investment advisory agreement and new portfolio management agreement by the Fund's Directors and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contract in all material respects except for their effective and termination dates.

NOTE 4. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2001 were $70,805,028 and $63,805,577, respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 2002

                            AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN

Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, EquiServe Trust Company, N.A. (the "Plan Agent"), P.O. Box 43011, Providence, RI 02940-3011 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

    Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

    Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

    There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

    Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

    Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)

All 2001 distributions whether received in cash or shares of the Fund consist of return of capital. Below is a table that details the breakdown of each 2001 distribution for federal income tax purposes.

TAX STATUS OF 2001 DISTRIBUTIONS

                                                    ORDINARY INCOME
                                            ---------------------------------
                                                 NET              SHORT-TERM           LONG-TERM
                            AMOUNT           INVESTMENT             CAPITAL             CAPITAL             RETURN OF
     DATE PAID            PER SHARE            INCOME                GAINS               GAINS               CAPITAL
--------------------------------------------------------------------------------------------------------------------------
      03/19/01              $0.26                --                   --                  --                  100%

      07/02/01              $0.24                --                   --                  --                  100%

      10/09/01              $0.23                --                   --                  --                  100%

      01/02/02              $0.19                --                   --                  --                    *

* Pursuant to section 852 of the Internal Revenue Code, the taxability of this distribution will be determined in the year ending December 31, 2002.

                          RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 16,942,250. The votes cast were as follows:

1. PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:

             For                                          14,272,923.931
             Against                                         365,097.573
             Abstain                                         231,023.165

2. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT MANAGEMENT
   COMPANY:

             For                                          14,257,986.098
             Against                                         371,393.951
             Abstain                                         239,664.620

3. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WILLIAM BLAIR & COMPANY,
   L.L.C.:

             For                                          14,263,791.468
             Against                                         369,567.344
             Abstain                                         235,685.857

4. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH M.A. WEATHERBIE & CO.,
   INC.:

             For                                          14,239,284.027
             Against                                         390,113.742
             Abstain                                         239,646.900

DIRECTORS AND OFFICERS


The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTOR(S)

                                                                                                 NUMBER OF
      NAME                 POSITION            TERM OF                   PRINCIPAL             PORTFOLIOS IN
     (AGE)               WITH LIBERTY        OFFICE AND                OCCUPATION(S)           FUND COMPLEX            OTHER
      AND                  ALL-STAR          LENGTH OF                  DURING PAST              OVERSEEN            DIRECTOR-
    ADDRESS              GROWTH FUND          SERVICE                   FIVE YEARS              BY DIRECTOR         SHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Birnbaum         Director        Director Since      Retired since January 1994;           2          Dresdner RCM
(Age 74)                                   1994; Term          Special Counsel, Dechert,                        Global Funds
c/o Liberty Asset                          Expires 2003        Price & Rhoads (September                        (investment
Management Company                                             1988 to December 1993);                          companies) and
One Financial Center                                           President and Chief                              Chicago Options
Boston, MA 02111                                               Operating Officer, New York                      Exchange Board
                                                               Stock Exchange, Inc.
                                                               (May 1985 to June 1988)

James E. Grinnell          Director        Director Since      Private investor since                2          None
(Age 71)                                   1986; Term          November 1988; President
c/o Liberty Asset                          Expires 2002        and Chief Executive Officer,
Management Company                                             Distribution Management
One Financial Center                                           Systems, Inc. (1983 to May
Boston, MA 02111                                               1986); Senior Vice President,
                                                               Operations, The Rockport
                                                               Company (importer and
                                                               distributor of shoes)
                                                               (May 1986 to November 1988).

Richard W. Lowry           Director        Director Since      Private investor since 1987          105         None
(Age 65)                                   1986; Term          (formerly Chairman and
c/o Liberty Asset                          Expires 2004        Chief Executive Officer, U.S.
Management Company                                             Plywood Corporation (building
One Financial Center                                           products manufacturer).
Boston, MA 02111

John J. Neuhauser          Director        Director Since      Academic Vice President              105         Saucony, Inc.
(Age 58)                                   1998; Term          and Dean of Faculties since                      (athletic footwear);
c/o Liberty Asset                          Expires 2004        August 1999, Boston College                      SkillSoft Corp.
Management Company                                             (formerly Dean, Boston                           (E-Learning).
One Financial Center                                           College School of Management
Boston, MA 02111                                               from September 1977 to
                                                               September 1999).


INTERESTED DIRECTOR

                                                                                                  NUMBER OF
      NAME                 POSITION            TERM OF                   PRINCIPAL              PORTFOLIOS IN
     (AGE)               WITH LIBERTY        OFFICE AND                OCCUPATION(S)            FUND COMPLEX            OTHER
      AND                  ALL-STAR          LENGTH OF                  DURING PAST               OVERSEEN            DIRECTOR-
    ADDRESS              GROWTH FUND          SERVICE                   FIVE YEARS               BY DIRECTOR         SHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
William E. Mayer*          Director        Director Since      Managing Partner, Park Avenue        105         Johns Manville
(Age 61)                                   1998; Term          Equity Partners (venture                         (building products
c/o Liberty Asset                          Expires 2003        capital) since February 1999                     manufacturer), Lee
Management Company                                             (formerly Founding Partner,                      Enterprises (print
One Financial Center                                           Development Capital, LLC                         and on-line media);
Boston, MA 02111                                               from November 1996 to                            WR Hambrecht + Co.
                                                               February 1999; Dean and                          (financial service
                                                               Professor, College of                            provider); First
                                                               Business and Management,                         Health (healthcare);
                                                               University of Maryland from                      Systech Retail
                                                               October, 1992 to November 1996).                 Systems (retail
                                                                                                                industry technology
                                                                                                                provider).


* A DIRECTOR WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR GROWTH FUND OR LAMCO. MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.


OFFICERS

                                          POSITION        YEAR FIRST
                                        WITH LIBERTY      ELECTED OR
                                          ALL-STAR         APPOINTED                  PRINCIPAL OCCUPATION(S) DURING
    NAME (AGE) AND ADDRESS               GROWTH FUND       TO OFFICE                          PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
William R. Parmentier, Jr. (Age 49)       President          1998         President and Chief Executive Officer (since August 1998)
Liberty Asset Management Company                                          and Chief Investment Officer (since April 1995), Senior
One Financial Center                                                      Vice President (April 1995 to August 1998), Liberty Asset
Boston, MA 02111                                                          Management Company.

Christopher S. Carabell (Age 38)       Vice President        1997         Senior Vice President, Product Development and Marketing
Liberty Asset Management Company                                          (since January 1999), Vice President, Investments, Liberty
One Financial Center                                                      Asset Management Company (March 1996 to January 1999);
Boston, MA 02111                                                          Associate Director, U.S. Equity Research, BARRA
                                                                          RogersCasey, investment consultants (January 1995 to
                                                                          February 1996).

Mark T. Haley, CFA (Age 37)            Vice President        1999         Vice President-Investments (since January 1998), Director
Liberty Asset Management Company                                          of Investment Analysis (December 1996 to December 1998),
One Financial Center                                                      Investment Analyst (January 1994 to November 1996),
Boston, MA 02111                                                          Liberty Asset Management Company.

                                          POSITION        YEAR FIRST
                                        WITH LIBERTY      ELECTED OR
                                          ALL-STAR         APPOINTED                  PRINCIPAL OCCUPATION(S) DURING
    NAME (AGE) AND ADDRESS               GROWTH FUND       TO OFFICE                          PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton (Age 37)             Treasurer          2000         Treasurer of the Liberty Funds and of the Liberty All-Star
One Financial Center                                                      Funds since December 2000 (formerly Controller of the
Boston, MA 02111                                                          Liberty Funds and of the Liberty All-Star Funds from
                                                                          February 1998 to October 2000); Treasurer of the Stein Roe
                                                                          Funds since February, 2001 (formerly Controller from May
                                                                          2000 to February 2001); Senior Vice President of Liberty
                                                                          Funds Group LLC ("LFG") since January 2001 (formerly Vice
                                                                          President from April 2000 to January 2001; Vice President
                                                                          of Colonial Management Associates, Inc. ("Colonial") from
                                                                          February 1998 to October 2000; Senior Tax Manager,
                                                                          Coopers & Lybrand, LLP from April 1996 to January 1998).

Michelle G. Azrialy (Age 32)              Controller         2001         Controller of the Liberty Funds and of the Liberty
One Financial Center                                                      All-Star Funds since May 2001; Vice President of LFG since
Boston, MA 02111                                                          March 2001 (formerly Assistant Vice President of Fund
                                                                          Administration from September 2000 to February 2001;
                                                                          Compliance Manager of Fund Administration from
                                                                          September 1999 to August 2000) (formerly Assistant Vice
                                                                          President and Assistant Treasurer, Chase Global Fund
                                                                          Services - Boston from August 1996 to September, 1999).

Vicki Benjamin (Age 40)                   Chief              2001         Chief Accounting Officer of the Liberty Funds and of the
One Financial Center                      Accounting                      Liberty All-Star Funds since June 2001; Vice President of
Boston, MA 02111                          Officer                         LFG since April 2001 (formerly Vice President, Corporate
                                                                          Audit, State Street Bank and Trust Company from May 1998
                                                                          to April 2001; Audit Manager from July 1994 to June 1997;
                                                                          Senior Audit Manager from July 1997 to May 1998,
                                                                          Coopers & Lybrand, LLP).

Jean S. Loewenberg (Age 56)                Secretary         2002         Secretary of the Liberty Funds and of the Liberty All-Star
One Financial Center                                                      Funds since February 2002; Senior Vice President and Group
Boston, MA 02111                                                          Senior Counsel, Fleet National Bank since November 1996.

[ALL-STAR GROWTH FUND LOGO]



FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Jean S. Loewenberg, Secretary

* Member of the audit committee.


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

                                             [ALL-STAR GROWTH FUND LOGO]













                                            LIBERTY ASSET MANAGEMENT COMPANY,
                                            FUND MANAGER
                                            ONE FINANCIAL CENTER
                                            BOSTON, MASSACHUSETTS 02111
                                            617-772-3626
                                            www.all-starfunds.com



                                             ASG
                                            LISTED
                                             NYSE



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                                            CLOSED-END
                                            FUND
                                            ASSOCIATION, INC.
                                            www.closed-endfunds.com